                                                                      EXHIBIT 24


                        POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, that I, SUMMERFIELD K. JOHNSTON, JR., Chairman, Chief Executive Officer and a Director of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint John R. Alm, Executive Vice President and Chief Financial Officer of the Company and Lowry F. Kline, Executive Vice President and General Counsel of the Company, and J. Guy Beatty, Jr., Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name in any and all capacities for the purpose of executing on my behalf the Company's Annual Report on Form 10-K for the year ended December 31, 1997, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

        IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of February, 1998.


                                S/ SUMMERFIELD K. JOHNSTON, JR.
                                -------------------------------------
                                 Chairman, Chief Executive Officer
                                  and Director
                                 Coca-Cola Enterprises Inc.

                              POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, that I, L. PHILLIP HUMANN, a Director of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint John R. Alm, Executive Vice President and Chief Financial Officer of the Company and Lowry F. Kline, Executive Vice President and General Counsel of the Company, and J. Guy Beatty, Jr., Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name in any and all capacities for the purpose of executing on my behalf the Company's Annual Report on Form 10-K for the year ended December 31, 1997, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

        IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of February, 1998.


                                S/ L. PHILLIP HUMANN
                                -------------------------------------
                                Director, Coca-Cola Enterprises, Inc.

                          POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, that I, HENRY A. SCHIMBERG, President, Chief Operating Officer and a Director of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint John R. Alm, Executive Vice President and Chief Financial Officer of the Company and Lowry F. Kline, Executive Vice President and General Counsel of the Company, and J. Guy Beatty, Jr., Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name in any and all capacities for the purpose of executing on my behalf the Company's Annual Report on Form 10-K for the year ended December 31, 1997, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

        IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of February, 1998.


                                S/ HENRY A. SCHIMBERG
                                -------------------------------------
                                 President, Chief Operating Officer
                                  and Director
                                 Coca-Cola Enterprises Inc.

                            POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, that I, JOSEPH R. GLADDEN, JR.,
Vice Chairman of the Board of Directors of Coca-Cola Enterprises Inc.
(the "Company"), do hereby appoint John R. Alm, Executive Vice President and Chief Financial Officer of the Company and Lowry F. Kline, Executive Vice President and General Counsel of the Company, and J. Guy Beatty, Jr., Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name in any and all capacities for the purpose of executing on my behalf the Company's Annual Report on Form 10-K for the year ended December 31, 1997, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

        IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of February, 1998.


                                S/ JOSEPH R. GLADDEN, JR.
                                -------------------------------------
                                 Vice Chairman of the Board of Directors
                                   Coca-Cola Enterprises Inc.

                             POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, that I, JOHN L. CLENDENIN, a Director of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint John R. Alm, Executive Vice President and Chief Financial Officer of the Company and Lowry F. Kline, Executive Vice President and General Counsel of the Company, and J. Guy Beatty, Jr., Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name in any and all capacities for the purpose of executing on my behalf the Company's Annual Report on Form 10-K for the year ended December 31, 1997, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

        IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of February, 1998.


                                S/ JOHN L. CLENDENIN
                                -------------------------------------
                                Director, Coca-Cola Enterprises, Inc.

                             POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, that I, JOHNNETTA B. COLE, a Director of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint John R. Alm, Executive Vice President and Chief Financial Officer of the Company and Lowry F. Kline, Executive Vice President and General Counsel of the Company, and J. Guy Beatty, Jr., Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name in any and all capacities for the purpose of executing on my behalf the Company's Annual Report on Form 10-K for the year ended December 31, 1997, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

        IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of February, 1998.


                                S/ JOHNNETTA B. COLE
                                -------------------------------------
                                  Director, Coca-Cola Enterprises Inc.

                             POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, that I, CLAUS M. HALLE, a Director of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint John R. Alm, Executive Vice President and Chief Financial Officer of the Company and Lowry F. Kline, Executive Vice President and General Counsel of the Company, and J. Guy Beatty, Jr., Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name in any and all capacities for the purpose of executing on my behalf the Company's Annual Report on Form 10-K for the year ended December 31, 1997, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

        IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of February, 1998.


                                S/ CLAUS M. HALLE
                                -------------------------------------
                                  Director, Coca-Cola Enterprises Inc.

                             POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, that I, JOHN E. JACOB, a Director of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint John R. Alm, Executive Vice President and Chief Financial Officer of the Company and Lowry F. Kline, Executive Vice President and General Counsel of the Company, and J. Guy Beatty, Jr., Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name in any and all capacities for the purpose of executing on my behalf the Company's Annual Report on Form 10-K for the year ended December 31, 1997, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

        IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of February, 1998.


                                S/ JOHN E. JACOB
                                -------------------------------------
                                 Director, Coca-Cola Enterprises Inc.

                             POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, that I, ROBERT A. KELLER, a Director of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint John R. Alm, Executive Vice President and Chief Financial Officer of the Company and Lowry F. Kline, Executive Vice President and General Counsel of the Company, and J. Guy Beatty, Jr., Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name in any and all capacities for the purpose of executing on my behalf the Company's Annual Report on Form 10-K for the year ended December 31, 1997, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

        IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of February, 1998.


                                S/ ROBERT A. KELLER
                                -------------------------------------
                                 Director, Coca-Cola Enterprises Inc.

                           POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, that I, FRANCIS A. TARKENTON, a Director of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint John R. Alm, Executive Vice President and Chief Financial Officer of the Company and Lowry F. Kline, Executive Vice President and General Counsel of the Company, and J. Guy Beatty, Jr., Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name in any and all capacities for the purpose of executing on my behalf the Company's Annual Report on Form 10-K for the year ended December 31, 1997, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

        IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of February, 1998.


                                S/ FRANCIS A. TARKENTON
                                -------------------------------------
                                Director, Coca-Cola Enterprises, Inc.

                           POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, that I, HOWARD G. BUFFETT, a Director of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint John R. Alm, Executive Vice President and Chief Financial Officer of the Company and Lowry F. Kline, Executive Vice President and General Counsel of the Company, and J. Guy Beatty, Jr., Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name in any and all capacities for the purpose of executing on my behalf the Company's Annual Report on Form 10-K for the year ended December 31, 1997, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

        IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of February, 1998.


                                S/ HOWARD G. BUFFETT
                                ------------------------------------
                                Director, Coca-Cola Enterprises, Inc.

                             POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, that I, SCOTT L. PROBASCO, JR., a Director of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint John
R. Alm, Executive Vice President and Chief Financial Officer of the Company and Lowry F. Kline, Executive Vice President and General Counsel of the Company, and
J. Guy Beatty, Jr., Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name in any and all capacities for the purpose of executing on my behalf the Company's Annual Report on Form 10-K for the year ended December 31, 1997, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

        IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of February, 1998.


                                S/ SCOTT L. PROBASCO, JR.
                                -------------------------------------
                                 Director, Coca-Cola Enterprises Inc.

                               POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, that I, JEAN-CLAUDE KILLY, a Director of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint John R. Alm, Executive Vice President and Chief Financial Officer of the Company and Lowry F. Kline, Executive Vice President and General Counsel of the Company, and J. Guy Beatty, Jr., Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name in any and all capacities for the purpose of executing on my behalf the Company's Annual Report on Form 10-K for the year ended December 31, 1997, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

        IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of February, 1998.


                           S/ JEAN-CLAUDE KILLY
                           ------------------------------------
                           Director, Coca-Cola Enterprises Inc.